Exhibit 10.1

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 8, 2021, is made by and among TOPBUILD CORP., a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.  Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, Bank of America, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of March 20, 2020 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, as set forth herein;

WHEREAS, the Administrative Agent, the L/C Issuers and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, effective as of the Amendment No. 1 Effective Date (defined below):
(a)Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “SOFR Base Rate”, restating certain defined terms in their entirety or adding new defined terms in appropriate alphabetical order, all to read as follows:

“Amendment No. 1” means that certain Amendment No. 1 to the Credit Agreement occurring on the Amendment No. 1 Effective Date.

“Amendment No. 1 Effective Date” means March 8, 2021.

“Amendment No. 1 Term Loan Advance” has the meaning specified in Section 2.01(b).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“LIBOR Replacement Date” has the meaning specified in Section 3.03(c).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of Business Day, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Maturity Date” means (a) with respect to the Revolving Credit Facility, March 20, 2026, (b) with respect to the Term Facility, March 20, 2026; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

“Pre-Adjustment Successor Rate” has the meaning specified in Section 3.03(c).

“Related Adjustment” means, in determining any LIBOR Successor Rate, the first relevant available alternative set forth in the order below that can be determined by the Administrative Agent applicable to such LIBOR Successor Rate:

(A)the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the relevant Pre-Adjustment Successor Rate (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto) and which adjustment or method (x) is published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion or (y) solely with respect to Term SOFR, if not currently published, which was previously so recommended for Term SOFR and published on an information service acceptable to the Administrative Agent; or
(B)the spread adjustment (which may be a positive or negative value or zero) that would apply (or has previously been applied) to the fallback rate for a derivative transaction referencing the ISDA Definitions (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York.

“Rescindable Amount” has the meaning specified in Section 2.12(a)(ii).

“SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body.

“Term Commitment” means, as to each Term Lender, (a) on the Closing Date, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a)(i) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 as its Term Commitment under the caption “Aggregate Term Loans”, as such amount may be adjusted from time to time in accordance with this Agreement, and (b) on the Amendment No. 1 Effective Date, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 as its Term Commitment under the caption “Amendment No. 1 Term Loans” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term Facility” means, at any time, (a) on and prior to the funding of the Term Loan Advance, the aggregate amount of the Term Commitments at such time, (b) on and prior to the funding of the Amendment No. 1 Term Loan Advance, the aggregate amount of the Term Commitments and the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time and (c) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.

(b)Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Base Rate” by replacing “1.50%” in each instance in the last sentence with “1.00%”.
(c)Section 1.01 of the Credit Agreement is hereby amended by amending clause (c) of the definition of “Eurodollar Rate” by replacing “0.50%” in each instance with “0%”.
(d)Section 1.01 of the Credit Agreement is hereby amended by amending clause (d) of the definition of “Permitted Acquisition” by replacing “$50,000,000” with “75,000,000”.
(e)Section 2.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)The Term Borrowing.

(i)Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such Term Lender’s Term Commitment as of the Closing Date, in the aggregate amount for all Lenders of $300,000,000 (the “Term Loan Advance”).  The Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Term Commitment Percentage.  Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.  Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(ii)Subject to the terms and conditions set forth herein, each Term Lender severally agrees to re-advance to the Borrower on the Amendment No. 1 Effective Date in an amount not to exceed such Term Lender’s Term Commitment with respect to the Amendment No. 1 Term Loan Advance, in the aggregate amount for all Lenders, of $11,250,000 (the “Amendment No. 1 Term Loan Advance”) such that the outstanding amount of the Term Loans on the Amendment No. 1 Effective Date shall be $300,000,000.  The Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Term Commitment Percentage.  Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed.  Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”

(f)Section 2.06(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(b)Mandatory.

(i)Reserved.

(ii)The aggregate Term Commitments shall be automatically and permanently reduced to zero upon the funding of the Amendment No. 1 Term Loan Advance.

(iii)If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.”

(g)Section 2.12(a)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable L/C Issuers, as the case may be, the amount due.

With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (a) shall be conclusive, absent manifest error.”

(h)Section 3.03 of the Credit Agreement is hereby amended to restate clauses (c) through (f) thereof in their entirety to read as follows:

“(c)Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i)adequate and reasonable means do not exist for ascertaining LIBOR for any Interest Period hereunder or any other tenors of LIBOR, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or
(iii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over such administrator has made a public statement announcing that all Interest Periods and other tenors of LIBOR are no longer representative; or
(iv)syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR;

then, in the case of clauses (i)-(iii) above, on a date and time determined by the Administrative Agent (any such date, the “LIBOR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and shall occur reasonably promptly upon the occurrence of any of the events or circumstances under clauses (i), (ii) or (iii) above and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, LIBOR will be replaced hereunder and under any Loan Document with, subject to the proviso below, the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “LIBOR Successor Rate”; and any such rate before giving effect to the Related Adjustment, the “Pre-Adjustment Successor Rate”):

(x)Term SOFR plus the Related Adjustment; and

(y) SOFR plus the Related Adjustment;

and in the case of clause (iv) above, the Borrower and Administrative Agent may amend this Agreement solely for the purpose of replacing LIBOR under this Agreement and under any other Loan Document in accordance with the definition of “LIBOR Successor Rate” and such amendment will become effective at 5:00 p.m., on the fifth Business Day  after the Administrative Agent shall have notified all Lenders and the Borrower of the occurrence of the circumstances described in clause

(iv) above unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to the implementation of a LIBOR Successor Rate pursuant to such clause;

provided that, if the Administrative Agent determines that Term SOFR has become available, is administratively feasible for the Administrative Agent and would have been identified as the Pre-Adjustment Successor Rate in accordance with the foregoing if it had been so available at the time that the LIBOR Successor Rate then in effect was so identified, and the Administrative Agent notifies the Borrower and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Pre-Adjustment Successor Rate shall be Term SOFR and the LIBOR Successor Rate shall  be Term SOFR plus the relevant Related Adjustment.

The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of (x) any occurrence of any of the events, periods or circumstances under clauses (i) through (iii) above, (y) a LIBOR Replacement Date and (z) the LIBOR Successor Rate.

Any LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any LIBOR Successor Rate as so determined would otherwise be less than 0%, the LIBOR Successor Rate will be deemed to be 0%for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Rate Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

If the events or circumstances of the type described in 3.03(c)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect, then the successor rate thereto shall be determined in accordance with the definition of “LIBOR Successor Rate.”

(d)Notwithstanding anything to the contrary herein, (i) after any such determination by the Administrative Agent or receipt by the Administrative Agent of any such notice described under Section 3.03(c)(i)-(iii), as applicable, if the Administrative Agent determines that none of the LIBOR Successor Rates is available on or prior to the LIBOR Replacement Date, (ii) if the events or circumstances described in Section 3.03(c)(iv) have occurred but none of the LIBOR Successor Rates is available, or (iii) if the events or circumstances of the type described in Section 3.03(c)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect and the Administrative Agent determines that none of the LIBOR Successor Rates is available, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing LIBOR or any then current LIBOR Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any Related Adjustments and any other mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a LIBOR Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(e)If, at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, no LIBOR Successor Rate has been determined in accordance with clauses (c) or (d) of this Section 3.03 and the circumstances under clauses (c)(i) or (c)(iii) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans, Interest Periods, interest payment dates or payment periods), and (y)

the Eurodollar Rate component shall no longer be utilized in determining the Base Rate, until the LIBOR Successor Rate has been determined in accordance with clauses (c) or (d). Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans, Interest Periods, interest payment dates or payment periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.”

(i)Article IX is hereby amended to add a new Section 9.13 to the end thereof to read in its entirety as follows:

“9.13Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Credit Party”), whether or not in respect of an Secured Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party  in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.”

(j)Section 11.01(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(f)(i) without the prior written consent of each Lender directly, adversely affected thereby (A) modify Sections 8.03 or 2.13 in a manner that would have the effect of altering the pro rata sharing of payments otherwise required hereunder, (B) subordinate, or have the effect of subordinating, the Secured Obligations hereunder to any other Indebtedness and (C) except as provided in Section 9.10, subordinate, or have the effect of subordinating, the Liens securing the Secured Obligations to Liens securing any other Indebtedness or (ii) modify the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(c), respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (x) if such Facility is the Term Facility, the Required Term Lenders and (y) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;”

(k)Annex I to the Credit Agreement is hereby amended by replacing it in its entirety with Annex I attached hereto as Annex A.
(l)Schedule 2.01 to the Credit Agreement is hereby amended by replacing it in its entirety with Schedule 2.01 attached hereto as Annex B.
2.Effectiveness; Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided shall be effective as of the date hereof upon each of the following conditions precedent having been satisfied (the “Amendment No. 1 Effective Date”):
(a)The Administrative Agent shall have received each of the following documents or instruments, each of which shall be originals, or telecopies or other electronically transmitted copies as agreed to by the Administrative Agent (in each case, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Amendment No. 1 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No 1 Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the undersigned Lenders:
(i)original counterparts of this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;
(ii)a certificate of a Responsible Officer of the Borrower certifying as to the resolutions of the Board of Directors of the Borrower approving the amendments contained herein;
(iii)such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is validly existing and in good standing in its state of incorporation and certifications by a Responsible Officer of the Borrower that the Organizational Documents previously delivered to the Administrative Agent with respect to each Loan Party in connection with the closing of the Credit Agreement remain in full force and effect and that the incumbency certificate with respect to the Borrower delivered to the Administrative Agent in connection with the closing of the Credit Agreement remains in full force and effect; and
(iv)favorable opinions of counsel to the Borrower, addressed to the Administrative Agent, and Lenders party to the Credit Agreement from time to time as to the due authorization, execution and delivery of this Amendment, the enforceability against the Borrower of the Credit Agreement as amended hereby and such other matters as the Administrative Agent may reasonably request.
(b)Unless waived by the Administrative Agent, the payment of all fees and expenses of the Administrative Agent and its counsel shall have been paid pursuant to the Loan Documents and this Amendment, including, without limitation, those fees listed in the Engagement Letter by and among the Borrower, the Administrative Agent and BofA Securities, Inc. dated as of February 16, 2021.

(c)The Florida documentary stamp tax required by law in the amount of $2,450 shall have been paid directly to the Department of Revenue. Certificate of Registration No. 26-8000694050-8.
3.Consent and Confirmation of the Guarantors.  Each of the Guarantors hereby confirms and ratifies all of its respective obligations pursuant to the Collateral Documents to which such Guarantor is a party and the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Collateral Documents and the Guaranty against such Guarantor in accordance with their respective terms.
4.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects, except those representations and warranties that contain materiality qualifiers, which are true and correct in all respects, and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
(b)This Amendment has been duly authorized, executed and delivered by the Borrower and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, enforceable against each such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(c)No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
5.Entire Agreement.  This Amendment is a Loan Document.  This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

6.Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
7.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
9.Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal, invalid or unenforceable (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
11.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TOPBUILD CORP., a Delaware corporation

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

GUARANTORS:

ADO Products, LLC,

a Minnesota limited liability company

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

American Commercial Insulation, LLC, a Delaware limited liability company

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

American National Insulation,

Inc., a Delaware corporation

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

Builder Procurement Services, LLC,

a Delaware limited liability company

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

Builder Services Group, Inc.,

a Florida corporation

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

Service Partners, LLC,

a Virginia limited liability company

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

TopBuild Home Services, Inc.,

a Delaware corporation

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

TopBuild Support Services, Inc.,

a Delaware corporation

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

Viking Insulation, LLC,

a California limited liability company

By:/s/ George Sellew

Name: George Sellew

Title: Treasurer

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

bank of america, n.a.,

as Administrative Agent

By:/s/ Kyle D Harding

Name: Kyle D Harding

Title:  Vice President

bank of america, n.a.,

as a Lender, L/C Issuer and Swing Line Lender

By:/s/ Cameron Cardozo

Name:  Cameron Cardozo

Title:  Senior Vice President

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.,

as a Lender

By:/s/ Philip VanFossan

Name:  Philip VanFossan

Title: Executive Director

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Ryan Garr

Name:  Ryan Garr

Title: Vice President

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ David Austin

Name:  David Austin

Title: SVP

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

CITIZENS BANK, NATIONAL

ASSOCIATION, as a Lender

By:/s/ Brent Fieser

Name:  Brent Fieser

Title: Director

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Alfredo Wang

Name:  Alfredo Wang

Title: Duly Authorized Signatory

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ Steven L. Sawyer

Name:  Steven L. Sawyer

Title: Senior Vice President

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

REGIONS BANK,

as a Lender

By:/s/ Cheryl L. Shelhort

Name:  Cheryl L. Shelhort

Title: Director

TopBuild Corp.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

ANNEX A

to Amendment No. 1 to Amended and Restated Credit Agreement

ANNEX I

TERM LOAN FACILITY AMORTIZATION SCHEDULE

Payment Date (Last Business Day of)	Principal Amortization Payment
June 2021	$3,750,000
September 2021	$3,750,000
December 2021	$3,750,000
March 2022	$3,750,000
June 2022	$3,750,000
September 2022	$3,750,000
December 2022	$3,750,000
March 2023	$3,750,000
June 2023	$5,625,000
September 2023	$5,625,000
December 2023	$5,625,000
March 2024	$5,625,000
June 2024	$5,625,000
September 2024	$5,625,000
December 2024	$5,625,000
March 2025	$5,625,000
June 2025	$7,500,000
September 2025	$7,500,000
December 2025	$7,500,000
Maturity Date	All outstanding principal under the Term Loan Facility

ANNEX B

to Amendment No. 1 to Amended and Restated Credit Agreement

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

AS OF THE CLOSING DATE

Lender	Revolver		Term Loan		Total Commitment
	Revolving Commitment	Applicable Percentage	Term Commitment	Applicable Percentage
Bank of America, N.A.	$72,000,000.00	16.000000000%	$48,000,000.00	16.000000000%	$120,000,000.00
JPMorgan Chase Bank, N.A.	$72,000,000.00	16.000000000%	$48,000,000.00	16.000000000%	$120,000,000.00
PNC Bank, National Association	$72,000,000.00	16.000000000%	$48,000,000.00	16.000000000%	$120,000,000.00
Fifth Third Bank, National Association	$66,000,000.00	14.666666667%	$44,000,000.00	14.666666667%	$110,000,000.00
Citizens Bank, National Association	$48,000,000.00	10.666666667%	$32,000,000.00	10.666666667%	$80,000,000.00
Capital One, National Association	$45,000,000.00	10.000000000%	$30,000,000.00	10.000000000%	$75,000,000.00
U.S. Bank National Association	$45,000,000.00	10.000000000%	$30,000,000.00	10.000000000%	$75,000,000.00
Regions Bank	$30,000,000.00	6.666666666%	$20,000,000.00	6.666666666%	$50,000,000.00
Total	$450,000,000.00	100.000000000%	$300,000,000.00	100.000000000%	$750,000,000.00

TERM LOAN COMMITMENTS AND APPLICABLE PERCENTAGES

AS OF THE AMENDMENT NO. 1 EFFECTIVE DATE

Lender	Amendment No. 1 Term Loans		Aggregate Term Loan
	Term Commitment	Applicable Percentage	Term Commitment and Term Loans Outstanding	Applicable Percentage
Bank of America, N.A.	$1,800,000.00	16.000000000%	$48,000,000.00	16.000000000%
JPMorgan Chase Bank, N.A.	$1,800,000.00	16.000000000%	$48,000,000.00	16.000000000%
PNC Bank, National Association	$1,800,000.00	16.000000000%	$48,000,000.00	16.000000000%
Fifth Third Bank, National Association	$1,650,000.00	14.666666667%	$44,000,000.00	14.666666667%
Citizens Bank, National Association	$1,200,000.00	10.666666667%	$32,000,000.00	10.666666667%
Capital One, National Association	$1,125,000.00	10.000000000%	$30,000,000.00	10.000000000%
U.S. Bank National Association	$1,125,000.00	10.000000000%	$30,000,000.00	10.000000000%
Regions Bank	$750,000.00	6.666666666%	$20,000,000.00	6.666666666%
Total	$11,250,000.00	100.000000000%	$300,000,000.00	100.000000000%